                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 1998
                                                          -------------
                               Budget Group, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                            0-78274                               59-3227576
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     (State or other jurisdiction                 (Commission                           (IRS Employer
           of incorporation)                      File Number)                        Identification No.)


  125 Basin Street, Suite 210, Daytona Beach, FL               32114
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (904) 238-7035
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Former name or former address, if changed since last report:    N/A
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                       This document consists of 26 pages.

                         The Exhibit Index is at page 5.

Item 2.  Acquisition or Disposition of Assets.

         On June 19, 1998, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 4, 1998, as amended on March 16, 1998, and on June 19, 1998, among Budget Group, Inc., a Delaware corporation ("Budget"), BDG Corporation, a Delaware corporation ("Sub"), Ryder TRS, Inc., a Delaware corporation ("Ryder"), and certain other parties named therein, Sub merged with and into Ryder (the "Merger"), and Ryder became a wholly owned subsidiary of Budget. As a result of the Merger, each share of Ryder common stock has been converted into the right to receive 26.60050195 shares of Budget Class A Common Stock, par value $.01 per share (the "Budget Common Stock"), $1,002.20 in cash and warrants to purchase initially 7.69864426874 shares of Budget Common Stock, exercisable in accordance with the terms of the Merger Agreement. In addition, each option to purchase Ryder common stock became fully exercisable and vested immediately prior to the Merger and, concurrently with the Merger, was canceled; thereafter, each optionholder became entitled to receive, upon payment of applicable withholding tax, in exchange for each such option, 26.60050195 shares of Budget Common Stock, and warrants to purchase initially 7.69864426874 shares of Budget Common Stock, exercisable in accordance with the terms of the Merger Agreement.

         A copy of the press release announcing the Merger is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Financial Statement of Registrant is incorporated herein by reference from the financial statement included in Registrant's Registration Statement on Form S-4 (File No. 333-49679) filed on April 8, 1998.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed in connection with this transaction will be filed by amendment, on or within 60 days of the date this Report is filed.

         (c)      Exhibits.

                  2.1    - Agreement and Plan of Merger dated as of March 4,
                           1998, by and among Budget Group, Inc., BDG
                           Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K, dated March 4, 1998).

                  2.2    - Amendment No. 1 to Agreement and Plan of Merger
                           dated as of March 16, 1998, by and among Budget Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.2 of Current Report on Form 8-K, dated March 4, 1998, as amended on April 27, 1998).

                  2.3    - Amendment No. 2 to Agreement and Plan of Merger
                           dated as of June 19, 1998, by and among Budget Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties.

                  2.4    - Form of Warrant issued to former Ryder TRS
                           shareholders and optionholders

                  99.1   - Joint Press Release issued by Budget Group, Inc.
                           and Ryder TRS, Inc. on June 22, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BUDGET GROUP, INC.
                                  (Registrant)


Date: June 29, 1998               By:     /s/ Robert L. Aprati
                                     -----------------------------------------
                                           Robert L. Aprati
                                           Executive Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX


         2.1      -        Agreement and Plan of Merger dated as of March 4,
                           1998, by and among Budget Group, Inc., BDG
                           Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K, dated March 4, 1998).

         2.2      -        Amendment No. 1 to Agreement and Plan of Merger dated
                           as of March 16, 1998, by and among Budget Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit
                           2.2 of Current Report on Form 8-K, dated March 4,
                           1998).

         2.3      -        Amendment No. 2 to Agreement and Plan of Merger dated
                           as of June 19, 1998, by and among Budget Group, Inc.,
                           BDG Corporation, Ryder TRS, Inc., and certain other parties.

         2.4      -        Form of Warrant issued to former Ryder TRS
                           shareholders and optionholders

        99.1      -        Joint Press Release issued by Budget Group, Inc. and
                           Ryder TRS, Inc. on June 22, 1998.